Exhibit 99.1

1st Quarter Analyst Presentation 05/08/2015 The Empire District Electric Company SERVICES YOU COUNT ON Asbury Generating Station

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This presentation discusses various matters that are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such statements address or may address future plans, objectives, expectations and events or conditions concerning various matters such as capital expenditures, earnings, pension and other costs, competition, litigation, our construction program, our generation plans, our financing plans, potential acquisitions, rate and other regulatory matters, liquidity and capital resources and accounting matters. Forward-looking statements may contain words like “anticipate,” “believe,” “expect,” “project,” “objective” or similar expressions to identify them as forward-looking statements. Factors that could cause actual results to differ materially from those currently anticipated in such statements include: weather, business and economic conditions and other factors which may impact sales volumes and customer growth; the costs and other impacts resulting from natural disasters, such as tornados and ice storms; the amount, terms and timing of rate relief we seek and related matters; the results of prudency and similar reviews by regulators of costs we incur, including capital expenditures and fuel and purchased power costs, including any regulatory disallowances that could result from prudency reviews; unauthorized physical or virtual access to our facilities and systems and acts of terrorism, including, but not limited to, cyber-terrorism; legislation and regulation, including environmental regulation (such as NOx, SO2, mercury, ash and CO2) and health care regulation; the periodic revision of our construction and capital expenditure plans and cost and timing estimates costs and activities associated with markets and transmission, including the Southwest Power Pool (SPP) regional transmission organization (RTO) transmission development, and SPP Day-Ahead Market; the impact of energy efficiency and alternative energy sources; electric utility restructuring, including deregulation; spending rates, terminal value calculations and other factors integral to the calculations utilized to test the impairment of goodwill, in addition to market and economic conditions which could adversely affect the analysis and ultimately negatively impact earnings; volatility in the credit, equity and other financial markets and the resulting impact on our short term debt costs and our ability to issue debt or equity securities, or otherwise secure funds to meet our capital expenditure, dividend and liquidity needs; the effect of changes in our credit ratings on the availability and cost of funds; the performance of our pension assets and other post employment benefit plan assets and the resulting impact on our related funding commitments; our exposure to the credit risk of our hedging counterparties; the cost and availability of purchased power and fuel, including costs and activities associated with the SPP Day-Ahead Market, and the results of our activities (such as hedging) to reduce the volatility of such costs; interruptions or changes in our coal delivery, gas transportation or storage agreements or arrangements; operation of our electric generation facilities and electric and gas transmission and distribution systems, including the performance of our joint owners; our potential inability to attract and retain an appropriately qualified workforce; changes in accounting requirements; costs and effects of legal and administrative proceedings, settlements, investigations and claims; performance of acquired businesses; and other circumstances affecting anticipated rates, revenues and costs. All such factors are difficult to predict, contain uncertainties that may materially affect actual results, and may be beyond our control. New factors emerge from time to time and it is not possible for management to predict all factors or to assess the impact of each factor on us. Any forward-looking statement speaks only as of the date on which such statement is made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. We caution you that any forward-looking statements are not guarantees of future performance and involve known and unknown risk, uncertainties and other factors which may cause our actual results, performance or achievements to differ materially from the facts, results, performance or achievements we have anticipated in such forward-looking statements. Forward Looking Statements

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Brad Beecher, President and CEO Laurie Delano, Vice President – Finance and CFO Dale Harrington, Corporate Secretary and Director of Investor Relations Executive Management and Investor Relations Team

Experienced Management Team Board of Directors Brad Beecher President & CEO Laurie Delano VP - Finance & CFO Kelly Walters VP & COO - Electric Ron Gatz VP & COO - Gas Brent Baker VP – Customer Service, Transmission & Engineering Blake Mertens VP – Energy Supply & Delivery Operations Executive Management Officers average 20+ years utility experience with Empire Independent Board of Directors Non-executive chairman All directors other than CEO are independent Robert Sager Controller, Asst. Sec. & Asst. Treasurer Dale Harrington Corp Secretary & Dir – Investor Relations Mark Timpe Treasurer

NYSE ticker: EDE 100% regulated utility Operations in four states: MO, KS, OK, AR plus FERC 218,000 customers 10,000 square mile service territory Stock price on 05/08/2015: $23.42 Market capitalization: $1.02 billion on 05/08/2015 52 week range: $23.07 – $31.49 Shares outstanding: 43.4 million Annual average daily trading volume (12 month): 201,400 shares Who We Are

Core business with rate base infrastructure investment Commitment to renewable energy and reducing emissions Favorable energy supply portfolio: reliable, diverse, low cost, regulated generating assets Constructive regulatory relationships Experienced management team High quality, pure-play, regulated electric and gas utility Strategy Low-risk growth plan Earnings growth driven by low risk growth plan Regulatory lag managed through ratemaking process and cost-conscious management Investment grade credit ratings Attractive annualized dividend yield of 4.4% on May 8, 2015 Opportunity for earnings and dividend growth Dividend increased 2% in Q4 2014 Strong financial metrics Competitive total return prospects

Most Recent Quarter Mercy Hospital Joplin, Missouri 890,000 Sq. Foot – OPENED to patients March 2015 – Asbury Power Plant Environmental Retrofit Project – IN SERVICE December 2014 –

First Quarter and Twelve Month Ended Highlights 1st Quarter March 31, 2015 1st Quarter March 31, 2014 TME March 31, 2015 TME March 31, 2014 Net Income (in millions) $14.6 $20.9 $60.8 $71.7 Earnings Per Share $0.34 $0.48 $1.40 $1.67 Quarter drivers: Lower margin due to milder weather; increased operating, maintenance, depreciation and amortization expenses, lower AFUDC Twelve Month ended drivers: Lower margin due to milder weather; increased operating, maintenance, depreciation and amortization, and property tax expense Weather normalized 2015 Earnings Guidance: $1.30 to $1.45 per share Dividend: Declared $0.26 per share dividend; implied annual rate of $1.04 Asbury Power Plant Air Quality Control System in service as of December 2014 Missouri Regulatory Update Stipulation and agreement filed for $17.1M, net of fuel decrease Evidentiary hearing completed on rate case design and transmission expense within FAC Operational law date July 26th, 2015 Missouri Supreme Court invalidated solar exemption Solar rebate tariff effective May 16, 2015

Quarter ended March 31, 2015: Consolidated EPS After Tax Increase (Decrease) First Quarter and Twelve Month Ended Highlights $(0.07) $(0.01) $(0.03) $(0.01) $(0.01) $(0.01) $0.48 $0.34 $- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 Period Ended 3/31/2014 Margin O&M Depreciation & Amortization Property & Other Taxes Interest AFUDC Period Ended 3/31/2015

Twelve Months ended March 31, 2015: Consolidated EPS After Tax Increase (Decrease) First Quarter and Twelve Month Ended Highlights $0.04 $(0.04) $(0.15) $(0.06) $(0.02) $(0.01) $(0.01) $(0.02) $1.67 $1.40 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 Period Ended 3/31/2014 Margin O&M Depreciation & Amortization Property & Other Taxes Interest AFUDC Other Income & Deductions Dilution of Common Stock Period Ended 3/31/2015

Earnings Per Share 2015 Earnings Guidance $1.45 $1.30 $1.40 2015 Earnings Drivers Weather-normalized sales growth under 1% Missouri customer rates in effect as of August 1, 2015 Arkansas & Kansas customer rates effective as filed Increased expenses Operating and maintenance Depreciation Property tax Interest expense AFUDC lower 2015 Guidance Range Estimate 2015 Actual TME (0.18 $1.48

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Pure-Play Regulated Electric and Gas Utility Leading by example – adopting plug-in technologies for vehicle fleet Empire Service Center – consolidating 10 locations and 14 buildings

Energy Supply Primary Fuel Net Capacity (MW) Status Asbury Coal 194 Owned Riverton Natural Gas 226 Owned Iatan (12% owner, Units 1 &2) Coal 190 Owned State Line Combined Cycle Natural Gas 297 Owned1 State Line Unit 1 Natural Gas 93 Owned Empire Energy Center Natural Gas 260 Owned Ozark Beach Hydro 16 Owned Plum Point Energy Station (7.5% owner) Coal 50 Owned Owned Capacity (MW) 1,326 Elk River Windfarm PPA Wind 17 Contracted2 Plum Point Energy Station PPA Coal 50 Contracted3 Cloud County Windfarm PPA Wind 19 Contracted4 Purchased Power Capacity (MW) 86 Total Capacity (MW) 1,412 Notes: Does not include 40% owned by Westar Elk River contracted through December 2025 Plum Point contracted through December 2036 Cloud County contracted through December 2028 Favorable Energy Supply Portfolio Kansas 9 7 Oklahoma Arkansas Missouri 3 6 1 2 4 5 1 2 3 4 5 6 7 9 8 8 Coal Natural Gas Hydro Wind 4 8

Favorable Energy Supply Portfolio MW Capacity 1 Measure of customer usage, excluding losses 1,102 1,100 1,255 1,255 1,257 1,409 1,392 1,391 1,377 1,326 162 162 162 169 177 65 65 65 62 86 1,087 1,159 1,173 1,152 1,085 1,199 1,198 1,142 1,080 1,162 5,294 5,330 5,486 5,494 5,263 5,584 5,452 5,233 5,315 5,371 0 1,000 2,000 3,000 4,000 5,000 6,000 400 600 800 1,000 1,200 1,400 1,600 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 000’s MWh Demand Capacity, Summer Peak Demand & Total System Input 1 Owned Capacity Purchased Power Capacity Summer Peak Demand Total System Input

Environmentally compliant coal-fired generation Elk River and Meridian Way wind farms assist EDE in meeting MO and KS renewable energy standards2 Environmentally compliant coal-fired generation Construction of new ash landfill, permit expected in 2016 Environmental Compliance Iatan 1, Iatan 2 and Plum Point Asbury Riverton Unit 8 transitioned to natural gas; Unit 7 retired June 30, 2014 Riverton Unit 12 conversion to Combined Cycle operation, expected completion early to mid 2016 with Units 8 & 9 to be retired1 Estimated cost: $165 - $175 million ($117.7 million spent as of 3/31/2015) Expect rate filings in state jurisdictions to begin in late 2015 Riverton Wind Farms 1 Upon Completion of the Riverton CC project EDE generating fleet aggregate emissions will be in compliance with all current air emissions limits, including the Cross State Air Pollution Rule (which was recently reinstated by the US Supreme Court) 2 Solar requirement to be met with purchase of Renewable Energy Credits

Constructive Regulatory Relationships Constructive relationships with state commissions in Missouri, Kansas, Oklahoma and Arkansas Rate cases managed to reduce regulatory lag Fuel recovery mechanisms in place in all four states Trackers for other costs in place Missouri Commission Robert S. Kenney (D) – Chairman Daniel Y. Hall (D) 2014 On-System Electric Revenues by Jurisdiction William P. Kenney (R) Stephen M. Stoll (D) Scott T. Rupp (R) FERC , 4.2% Missouri , 85.9% Kansas , 4.6% Arkansas , 2.6% Oklahoma , 2.7% FERC Missouri Kansas Arkansas Oklahoma

Missouri Rate Case Highlights $24.3M (5.5%) increase, filed August 29, 2014 (Case No. ER-2014-0351) $17.1M increase, stipulation filed April 8, 2015 Pending commission approval Differences: Base fuel reduction of $1.60 per MWh Riverton 12 maintenance contract base amount reduced Other miscellaneous items as stipulated Other items: Riverton maintenance contract tracker added Vegetation management, Iatan, and Plum Point maintenance trackers eliminated Continuation of fuel recovery mechanism Total company sales: Appx 5 million MWhs

Low-Risk Growth Plan Riverton Combined Cycle Progress on the Heat Recovery Steam Generator (HRSG) Riverton Combined Cycle Progress on the Steam Turbine Generator (STG) building and the cooling tower

Building Core Business with Rate Base Infrastructure Capital Expenditures (actuals include AFUDC, projections exclude AFUDC) Rate Base CAGR 2014-2019 4% 108 101 146 160 223 178 115 115 164 160 59 64 60 69 73 82 87 94 99 108 1,510 1,540 1,601 1,600 1,798 1,820 2,002 2,036 2,091 2,175 1,321 1,298 1,321 1,295 1,439 1,434 1,612 1,640 1,692 1,772 500 1,000 1,500 2,000 2,500 0 50 100 150 200 250 2010 2011 2012 2013 2014 2015E 2016E 2017E 2018E 2019E Net Plant in Service and Rate Base ($ millions) Annual Capital Expenditures ($ millions) Capex Depreciation Net Plant in Service (Less CWIP) Rate Base (Net Plant less CWIP and Deferred Taxes) Net Plant (less CWIP) CAGR 2014-2019 4%

Electric Customer Growth Beyond 2014: Customer and sales growth expected to be less than 1% annually over the next several years. Customer Growth 4 -1.5 -1 -0.5 0 0.5 1 1.5 2 2.5 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 1.6 1.7 1.9 2.1 1.2 0.4 0.3 0.2 (1.5) 0.9 0.5 0.3 1.2 1.7 0.3 1.2 1.2 0.8 0.2 0.4 0.3 0.5 0.6 - Percent Change EDE Industry Average 1 Source EEI 2 Reflects impact of tornado 3 EEI preliminary 42014 not yet available 2 3 1

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Strong Financial Metrics Plum Point Energy Station Elk River Wind Farm

1 Dividend suspended for Q3 and Q4 in 2011 following tornado on May 22, 2011 Earnings Profile 2015 earnings guidance - $1.30 to $1.45 per share Missouri rate case stipulation: no change in guidance range Dividend increased 2% in Q4 2014; implied annual rate of $1.04 Target long-term payout commensurate with utility peers 1.17 1.18 1.17 1.31 1.32 1.48 1.55 1.28 1.28 1.28 0.64 1.00 1.005 1.025 $0.20 $0.60 $1.00 $1.40 2008 2009 2010 2011 2012 2013 2014 Earnings and Dividends Per Share EPS Dividends Per Share 1 Per Share Amount

Return on Equity Quarterly ROE* – Trailing 12-Month Basis * Not weather adjusted

(1)Operating Revenues include revenues for fuel recovery and, effective March 1, 2014, SPP Integrated Market activity ($40.3M in TME 3-31-15; $41.9M in 2014) (2)Operating revenues less fuel and purchased power and cost of natural gas sold and transported ($ in millions, except EPS and Book Value) TME 3-31-15 2014 2013 2012 2011 Operating Revenues(1) $637.2 $652.3 $594.3 $557.1 $576.9 Gross Margin (2) $405.3 $410.2 $393.1 $359.6 $353.9 Operating Income $95.2 $100.0 $99.7 $96.2 $96.9 Net Income $60.8 $67.1 $63.4 $55.7 $55.0 Earnings Per Share $1.40 $1.55 $1.48 $1.32 $1.31 Return on Average Common Equity 7.7% 8.6% 8.7% 7.9% 8.2% EBITDA $206.6 $212.6 $206.4 $190.8 $194.5 Cash from Operations $151.4 $151.2 $157.5 $159.1 $134.6 Capital Structure Debt – Short Term $53.3 $44.3 $4.3 $24.7 $12.9 Debt – Long Term $803.1 $803.2 $743.4 $691.6 $692.3 Equity – Retained Earnings $93.6 $90.3 $67.6 $47.1 $33.7 Equity – Other $695.9 $693.0 $682.5 $670.7 $660.3 Total Equity $789.5 $783.3 $750.1 $717.8 $694.0 Book Value $18.12 $18.02 $17.43 $16.90 $16.53 Historical Financial Performance

Moody’s Standard & Poor’s Fitch Ratings Corporate Issuer Baa1 BBB N/R First Mortgage Bonds A2 A- BBB+ Commercial Paper P-2 A-2 F3 Outlook Stable Stable Stable Strong Investment Grade Ratings Target 50/50 capital structure March 2015 Moody’s reaffirmed credit ratings March 2015 Standard & Poor’s reaffirmed credit ratings June 2015 Fitch reaffirmed credit ratings

Financing Outlook and Debt Maturities Lower-cost, flexible capital structure $60M 4.27% FMB private placement debt financing, settled December 1, 2014 $60M 3.59% FMB private placement debt financing, settlement expected on or about August 20, 2015 No near-term maturities and well-spaced debt maturities Annual DRIP $7M $200M five-year revolving credit facility maturing October 19, 2019; $75M accordion, two one-year extensions (subject to bank approval) 0 30 60 90 120 2014 2016 2018 2020 2022 2024 2026 2028 2030 2032 2034 2036 2038 2040 2042 2044 25 90 100 88 60 92 40 55 80 50 120 60 Debt Maturity ($ millions) Debt Maturities Credit Facility – $200M matures 10/2019

Competitive Total Return Profile

Key Earnings Drivers Attractive Dividend Competitive Total Return Net plant growth – 4% CAGR 2014 through 2019 Attractive return on equity through constructive regulation Manageable financing requirements Increased dividend 2% in Q4 2014 Attractive yield of 4.4% relative to peers as of 05/08/2015 Payout ratio commensurate with industry peer group Competitive Total Return Equation

Period Ending Index 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 Empire District Electric Company $100.00 $ 126.59 $ 124.13 $ 125.95 $ 146.80 $ 200.39 S&P Electric Utilities Index $100.00 $ 103.43 $ 125.12 $ 124.43 $ 134.13 $ 176.00 S&P 500 $100.00 $ 115.06 $ 117.49 $ 136.30 $ 180.44 $ 205.14 Total Return Performance 75 100 125 150 175 200 225 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 Index Value Total Return Performance Empire District Electric Company S&P Electric Utilities Index S&P 500

Pure-play regulated utility Low risk growth plan Strong financial metrics Attractive dividend yield and total return prospects Compelling Investment Platform

Regulated Electric and Gas Utility Data Revenue Mix Generation Mix Residential Rates State Commission Profiles Management Biographies Contact Information Supplemental Materials State Line Power Plant

Revenue Source (LTM 12/31/14) Electric Revenues by Customer (LTM 12/31/14) Gas Revenues by Customer (LTM 12/31/14) Regulated Electric and Gas Utility Electric 91% Gas 8% Other 1% Total: $652 Million Residential 40% Commercial 29% Industrial 14% Other 13% Wholesale On-system 4% Total: $592 Million Residential 63% Commercial 26% Industrial 1% Other 8% Public Authorities 2% Total: $52 Million

Diverse Generation/Balanced Mix of Resources Regulated Electric and Gas Utility (cont.) 1,326 Net MW Owned Capacity 86 MW Purchased Power Capacity Total: 5,085 GWh 31% 3% 3% 1% 41% 21% 2014 Capacity Mix Coal-fired Coal PPA Wind PPA Hydro Gas-fired Simple Cycle Gas-fired Combined Cycle 48% 5% 18% 1% 5% 21% 2% 2014 Energy Mix Coal-fired Coal PPA Wind PPA Hydro Gas-fired Simple Cycle Gas-fired Combined Cycle Non-Contract Purchased Power

Average Residential Rates 1 Source: EEI; 2Rolling TME average ending September 2014 (preliminary) 1 Residential Rates 12.12 2 0.0 2.0 4.0 6.0 8.0 10.0 12.0 2008 2009 2010 2011 2012 2013 2014 9.18 9.67 9.94 11.18 11.59 11.76 12.12 11.50 11.76 11.81 12.00 11.88 12.41 Cents per kWh EDE Industry Average

Missouri Kansas Oklahoma Arkansas FERC % Operations 85.9 4.6 2.7 2.6 4.2 Commissioners (current; allowed) 5 of 5 3 of 3 3 of 3 3 of 3 5 of 5 Elected/Appointed Appointed Appointed Elected Appointed Appointed Test Year Historical Historical Historical Historical Historical Recovery mechanisms Yes Yes Yes Yes Yes RRA ranking 1 Average/2 Average/2 Average/2 Average/3 N/A 1 Regulatory Research Associates State Commission Profiles

Bradley P. Beecher, President and Chief Executive Officer, became President and CEO on June 1, 2011. He joined The Empire District Electric Company in 1988 as a Staff Engineer at the Riverton Power Plant. He was elected Vice President – Energy Supply in 2001 and Vice President and COO – Electric in 2006. He was elected Executive Vice President in February 2010. Mr. Beecher graduated from Kansas State University with a Bachelor of Science degree in Chemical Engineering. He is a registered professional engineer in the State of Kansas. Mr. Beecher serves on the boards of the Joplin Chamber of Commerce, the Boys and Girls Club of Southwest Missouri, the Kiwanis Club of Joplin and Joplin Regional Partnership. He is a graduate of Leadership Missouri. Laurie A. Delano, Vice President - Finance and Chief Financial Officer, was elected to her current position in July 2011. She first joined the Company in 1979 and served as Director of Internal Auditing from 1983 to 1991. After an eleven-year separation from Empire District, Ms. Delano re-joined the Company in 2002 as Director of Financial Services and Assistant Controller. She was named to the position of Controller, Assistant Secretary, and Assistant Treasurer in July 2005. During the separation in employment, she was an accounting lecturer at Pittsburg State University and held accounting management positions with TAMKO Building Products, Inc. and Lozier Corporation. A native of southwest Missouri, Ms. Delano received an Associate of Arts from Crowder College and a Bachelor of Science in Business Administration from Missouri Southern State University. She also holds a Master of Business Administration from Missouri State University. Ms. Delano is a Certified Public Accountant and Certified Management Accountant. She is a member of the American Institute of Certified Public Accountants and the Institute of Management Accountants. Ms. Delano serves on the board of the Joplin Redevelopment Corporation (JRC) and the Missouri Southern State University School of Business Advisory Council. She has also been active with United Way organizations and agencies, and is a past President of the board of directors of the United Way of Southwest Missouri and the Lafayette House. She currently serves on the Endowment Committee for the Lafayette House. She is a member of the Joplin Daybreak Rotary. Biographies

Dale W. Harrington, Corporate Secretary and Director of Investor Relations, was elected Secretary on February 5, 2015, effective May 1, 2015. He was named Director of Investor Relations in August 2014 and elected Assistant Secretary in October 2014. He joined The Empire District Electric Company in 1989 as an internal auditor. Mr. Harrington has held positions in financial and regulatory accounting and human resources. He was named to the position of Director of Financial Services in July 2011. A native of southwest Missouri, Mr. Harrington graduated from Missouri Southern State University with a Bachelor of Science in Business Administration with a major in Accounting. Mr. Harrington is a past President of the board of directors of the Lafayette House, and continues to actively serve on the Lafayette House board. He also serves on the board of College Heights Christian School. Biographies

The Empire District Electric Company 602 S. Joplin Avenue Joplin, MO 64801 www.empiredistrict.com Dale Harrington Office: 417-625-4222 Mobile: 417-825-8281 dharrington@empiredistrict.com Laurie Delano Office: 417-625-5127 Mobile: 417-291-4397 ldelano@empiredistrict.com Contact Us

Making lives better every day with reliable energy and service SERVICES YOU COUNT ON Ozark Beach Hydro Generating Station